SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           December 6, 1999


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                000-21261                  13-3787366
            (State or Other         (Commission             (I.R.S. Employer
            Jurisdiction               File Number)         Identification No.)
            of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
                (Address of Principal Executive Offices, Including Zip Code)

              Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
               (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

      On December 6, 1999, the Registrant's Board of Directors approved a Rights Agreement pursuant to which rights to purchase fractional shares of the Registrant's Preferred Stock will be distributed as a dividend, one right per share, to record owners of the Registrant's Common Stock as of the close of business on December 24, 1999. The Rights Agreement was not approved in response to any known offers to purchase equity of the Registrant. The Registrant's press release announcing the Board's action, dated December 24, 1999, is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibits are filed with this Report.

Exhibit No.       Description.

4.12 Rights Agreement, dated as of December 6, 1999, between Viatel, Inc. and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.12 of Viatel, Inc.'s Registration Statement on Form 8-A, filed December 24, 1999).

99.1              Press release dated December 24, 1999.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VIATEL, INC.



Date:  December 24, 1999         By:  /S/   JAMES P. PRENETTA
                                 -----------------------------------------
                                 Name:  James P. Prenetta
                                 Title: Vice President and General Counsel

                                  EXHIBIT INDEX




Exhibit No.       Description.

4.12 Rights Agreement, dated as of December 6, 1999, between Viatel, Inc. and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.12 of Viatel, Inc.'s Registration Statement on Form 8-A, filed
                  December 24, 1999).

99.1              Press release dated December 24, 1999.